UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2005
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release, Dated August 16, 2005

Item 8.01 Other Events.
On August 16, 2005, ITC Holdings Corp. issued a press release announcing the declaration of a dividend to its common shareholders. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     99.1 Press release dated August 16, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 16, 2005

ITC HOLDINGS CORP.
By:	/s/ Joseph L. Welch
Joseph L. Welch
Its:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release Dated August 16, 2005